UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 23, 2011

EMERALD DAIRY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52174	80-0137632
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11990 Market Street, Suite 205 Reston, Virginia 20190
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(703) 867-9247

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amendment to December 24, 2009 Securities Purchase Agreement

On August 30, 2011, Emerald Dairy, Inc. (the “Company”) and the investors (the “December 2009 Investors”) in the Company’s December 2009 private placement of promissory notes in the aggregate principal amount of $1,750,000, as previously amended on December 24, 2010 (the “December 2009 Notes”), and three-year warrants to purchase an aggregate of 536,809 shares of the Company’s common stock, at an exercise price of $1.63 per share (the “December 24, 2009 Warrants”), entered into a second amendment (the “Second Amendment”) to the purchase agreement, dated December 24, 2009, under which the December 2009 Notes and December 24, 2009 Warrants had been originally issued.

Pursuant to the Second Amendment:

(a)           the maturity date of the indebtedness represented by the December 2009 Notes was further extended from February 22, 2011 to August 31, 2011;

(b)           effective as of February 23, 2011, the interest rate on the indebtedness represented by the December 2009 Notes increased from 10% to 15% per annum;

(c)           accrued and unpaid interest on the indebtedness represented by the December 2009 Notes, in the aggregate amount of $136,643.84, was paid to the December 2009 Investors (representing the full amount of interest payable through August 31, 2011);

(d)           the Company was granted the option to further extend the maturity date of the indebtedness represented by the December 2009 Notes to December 31, 2011, by paying the December 2009 Investors, on or before August 31, 2011, an aggregate of $88,458.90 (representing the full amount of additional interest payable through December 31, 2011);

(e)           amended and restated promissory notes (the “Amended December 2009 Notes”) incorporating the changes set forth in (a), (b), (c) and (d) above will be issued to the December 2009 Investors in exchange for the cancellation of the original December 2009 Notes;

(f)            the exercise price of the December 24, 2009 Warrants was reduced from $1.63 per share to $1.00 per share, subject to adjustment under certain circumstances;

(g)           amended and restated warrants (the “Amended December 24, 2009 Warrants”) incorporating the change set forth in (f) above will be issued to the December 2009 Investors in exchange for the cancellation of the December 24, 2009 Warrants;

(h)           the December 2009 Investors have “piggyback registration rights” with respect to the shares of common stock underlying the Amended December 24, 2009 Warrants;

(i)            a loan extension fee in an aggregate amount of $50,000 is to be paid to the December 2009 Investors on or before December 31, 2011;

(j)            the December 2009 Investors (i) waived any “Event of Default” resulting from (A) the Company’s failure to pay any principal and/or interest when due pursuant the terms of the December 2009 Notes, and/or (B) any cross-default pursuant the terms of the December 2009 Notes, and (ii) rescinded their written notice of default and their written demand for the shares pledged by Yang Yong Shan, the Company’s Chairman, Chief Executive Officer and President;

(k)           the Company, Yang Yong Shan, the December 2009 Investors, and a pledge agent, entered into an amended and restated pledge agreement (the “Amended Pledge Agreement”), under which the Company’s obligations under the Amended December 2009 Notes continued to be secured by a pledge of 5,883,329 shares of the Company’s common stock held by Mr. Yang;

(l)            the Company executed an amended and restated irrevocable payment instruction (the “Amended Payment Instruction”), instructing the underwriters in any public offering the Company consummates while the Company continues to have any obligation under the Amended December 2009 Notes to pay all outstanding amounts due under the Amended December 2009 Notes from the proceeds of such public offering directly to the December 2009 Investors; and

(m)          AFH Holding & Advisory, LLC (“AFH”) and the December 2009 Investors entered into an amended and restated put agreement (the “Amended Put Agreement”), in connection with which the December 2009 Investors continue to have the right to require AFH to purchase the Amended December 2009 Notes and Amended December 24, 2009 Warrants from the December 2009 Investors under certain circumstances (the “Amended Put Agreement”).

In consideration for its services in connection with the consummation of the transactions contemplated by the Second Amendment, the Company entered into a letter agreement (the “Letter Agreement”) with AFH, pursuant to which the Company (a) paid AFH a cash fee in the amount of $105,000; (b) reduced the exercise price of AFH’s existing warrants to purchase 44,643 shares of the Company’s common stock (the “Existing AFH Warrants”) from $1.63 per share to $1.00 per share, subject to adjustment under certain circumstances; (c) will issue to AFH amended and restated warrants (the “Amended AFH Warrant”) reflecting the change set forth in (b) above in exchange for the cancellation of the Existing AFH Warrants; (d) will issue to AFH additional three-year warrants to purchase 75,000 shares of common stock of the Company, at an exercise price of $1.00 per share, subject to adjustment under certain circumstances (the “Additional AFH Warrants”); and (e) is to pay AFH an additional cash fee in the amount of $26,250.25 on or before December 31, 2011.

The foregoing descriptions of the Second Amendment, Amended December 2009 Notes, Amended December 24, 2009 Warrants, Amended Pledge Agreement, Amended Payment Instruction, Amended Put Agreement, Letter Agreement, Amended AFH Warrants, and Additional AFH Warrants do not purport to be complete and are qualified in their entirety by reference to the complete text of the Second Amendment, Amended December 2009 Notes, Amended December 2009 Warrants, Amended Pledge Agreement, Amended Payment Instruction, and Amended Put Agreement, which are filed as Exhibits 10.1, 4.1, 4.2, 10.2, 10.3, 10.4, 10.5, 4.3 and 4.4 hereto, respectively, and incorporated herein by reference.

First Amendment to June 24, 2009 Loan Agreement

On August 30, 2011, the Company and a lender (the “June 2010 Lender”), entered into a first amendment (the “First Amendment”) to the loan agreement, dated June 24, 2010, under which a promissory note in the principal amount of $800,000 (the “June 2010 Note”) had been originally issued.

Pursuant to the First Amendment:

(a)           the maturity date of the indebtedness represented by the June 2010 Note was extended from June 24, 2011 to June 24, 2012; and

(b)          an amended and restated promissory note (the “Amended June 2010 Note”) incorporating the change set forth in (a) above will be issued to the June 2010 Lender in exchange for the cancellation of the original June 2010 Note.

The foregoing descriptions of the First Amendment and Amended June 2010 Note do not purport to be complete and are qualified in their entirety by reference to the complete text of the First Amendment and Amended June 2010 Note, which are filed as Exhibits 10.6 and 4.5 hereto, respectively, and incorporated herein by reference.

Third Amendment to June 12, 2008 Securities Purchase Agreement

On August 31, 2011, the Company and the holder (the “June 2008 Investor”) of a promissory note in the principal amount of $1,716,411, as previously amended on December 31, 2008 and December 31, 2009 (the “June 2008 Note”), entered into a third amendment (the “Third Amendment”) to the purchase agreement under which the June 2008 Note had originally been issued.

Pursuant to the Third Amendment:

(a)           the maturity date of the indebtedness represented by the June 2008 Note was further extended from December 31, 2010 to December 31, 2012;

(b)          effective as of December 31, 2010, the interest rate on the indebtedness represented by the June 2008 Note increased from 10% to 15% per annum;

(c)           Commencing on September 1, 2011, and continuing until such time as accrued and unpaid interest in the aggregate amount of $343,282.20 (the “Accrued Interest”), representing the full amount of accrued and unpaid interest payable on the indebtedness represented by the June 2008 Note for the period from January 1, 2010 through August 31, 2011, has been paid by the Company to the June 2008 Investor, the Company shall pay $50,000 (or such lesser amount of Accrued Interest as is then remaining) to the June 2008 Investor on the first day of each month, to be applied against such Accrued Interest, subject to a forty-five (45) day cure period;

(d)          an amended and restated promissory note (the “Amended June 2008 Note”) incorporating the changes set forth in (a), (b) and (c) above will be issued to the June 2008 Investor in exchange for the cancellation of the June 2008 Note;

(e)           the exercise price of 150,000 warrants to purchase shares of common stock of the Company, originally issued by the Company to the June 2008 Investor on June 12, 2008 (the “June 2008 Warrants”), was reduced from $1.63 per share to $1.00 per share, subject to adjustment under certain circumstances;

(f)            the expiration date of the June 2008 Warrants was extended to December 31, 2013;

(g)           amended and restated warrants (the “Amended June 2008 Warrants”) incorporating the changes set forth in (e) and (f) above will be issued to the June 2008 Investor in exchange for the cancellation of the June 2008 Warrants;

(h)           the exercise price of 526,506 warrants to purchase shares of common stock of the Company, originally issued by the Company to the June 2008 Investor on December 31, 2009 (the “December 31, 2009 Warrants”), was reduced from $1.63 per share to $1.00 per share, subject to adjustment under certain circumstances;

(i)            the expiration date of the December 31, 2009 Warrants was extended to December 31, 2013;

(j)            amended and restated warrants (the “Amended December 31, 2009 Warrants”) incorporating the changes set forth in (h) and (i) above will be issued to the June 2008 Investor in exchange for the cancellation of the December 31, 2009 Warrants;

(k)           the June 2008 Investor has “piggyback registration rights” with respect to the shares of common stock underlying the Amended June 2008 Warrants and Amended December 31, 2009 Warrants;

(l)            a loan extension fee in the amount of $17,164.11 is to be paid to the June 2008 Investor on or before December 31, 2012;

(m)          the June 2008 Investor (i) waived any “Event of Default” resulting from the Company’s failure to pay any principal and/or interest when due pursuant to the terms of the June 2008 Note, and (ii) rescinded any oral and/or written notice of default delivered to the Company in connection therewith; and

(n)           the number of shares of common stock of the Company pledged by Yang Yong Shan, the Company’s Chairman, Chief Executive Officer and President, to secure the Company’s obligations under the Amended June 2008 Note was increased from 2,104,950 shares to 4,000,000 shares, and the Company, Mr. Yang, the June 2008 Investor, and a pledge agent, entered into a pledge agreement (the “Pledge Agreement”), setting forth the terms and conditions of such pledge.

The foregoing descriptions of the Third Amendment, Amended June 2008 Note, Amended June 2008 Warrants, Amended December 31, 2009 Warrants, and Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Third Amendment, Amended June 2008 Note, Amended June 2008 Warrants, Amended December 31, 2009 Warrants, and Pledge Agreement, which are filed as Exhibits 10.7, 4.6, 4.7, 4.8, and 10.8 hereto, respectively, and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 8.01.	Other Events.

On August 23, 2011, the Company received a notice (the "Notice") from the staff (the "Staff") of the Financial Industry Regulatory Authority ("FINRA"), pursuant to which the Staff notified the Company that, under NASD Rule 6530 (the "Rule"), the Company is not current in its reporting obligations with respect to its Form 10-Q for the period ended June 30, 2011 (the "10-Q").  The 10-Q was due on August 15, 2011 and, in accordance with the Rule, the Company has been provided with a period of 30 calendar days, or until the end of business on September 22, 2011 (the "expiration date"), to be back in compliance by filing the Report.  The Notice indicates that the Company's securities will be removed from the OTC Bulletin Board (the "OTCBB") if the 10-Q is not received by the expiration date.

The Company intends to file its 10-Q prior to the expiration date provided by the Rule.  However, if the Company does not file the 10-Q prior to the expiration date, its securities will be removed from the OTCBB.  There can be no assurance that the Company's securities will continue to be listed on the OTCBB.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description
4.1
Form of Amended and Restated Promissory Notes in the aggregate principal amount of $1,750,000, issued August 30, 2011 (originally issued on December 24, 2009, as previously amended on December 24, 2010)

4.2	Form of Amended and Restated Warrants to purchase 536,809 shares of the Company’s common stock, issued August 30, 2011 (originally issued on December 24, 2009)
4.3	Amended and Restated Warrants to purchase 44,643 shares of the Company’s common stock, issued August 30, 2011 (originally issued on November 23, 2009, as previously amended August 12, 2010)
4.4	Warrants to purchase 75,000 shares of the Company’s common stock, issued August 30, 2011
4.5	Amended and Restated Promissory Note in the principal amount of $800,000, issued August 31, 2011 (originally issued June 24, 2010)
4.6	Amended and Restated Promissory Note in the principal amount of $1,716,411, issued August 31, 2011 (originally issued June 12, 2008, as previously amended December 31, 2009 and December 31, 2010)
4.7	Amended and Restated Warrants to purchase 150,000 shares of the Company’s common stock, issued August 31, 2011 (originally issued June 12, 2008, as previously amended on December 31, 2009)
4.8	Amended and Restated Warrants to purchase 526,506 shares of the Company’s common stock, issued August 31, 2011 (originally issued December 31, 2009)
10.1	Second Amendment to Securities Purchase Agreement, dated August 30, 2011 (originally dated December 24, 2009, as amended on December 24, 2010)
10.2	Amended and Restated Pledge Agreement, dated August 30, 2011 (originally dated December 24, 2009)
10.3	Amended and Restated Irrevocable Payment Instruction, dated August 30, 2011 (originally dated December 24, 2009)
10.4	Amended and Restated Put Agreement, dated August 30, 2011 (originally dated December 24, 2009)
10.5	Letter Agreement, dated August 30, 2011
10.6	First Amendment to Loan Agreement, dated August 30, 2011 (originally dated June 24, 2010)
10.7	Third Amendment to Securities Purchase Agreement, dated August 31, 2011 (originally dated June 12, 2008, as amended on December 31, 2009 and December 31, 2010)
10.8	Pledge Agreement, dated August 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD DAIRY INC.
(Registrant)

Date:	September 6, 2011	By:	/s/ Yang Yong Shan
Yang Yong Shan
Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
4.1
Form of Amended and Restated Promissory Notes in the aggregate principal amount of $1,750,000, issued August 30, 2011 (originally issued on December 24, 2009, as previously amended on December 24, 2010)

4.2	Form of Amended and Restated Warrants to purchase 536,809 shares of the Company’s common stock, issued August 30, 2011 (originally issued on December 24, 2009)
4.3	Amended and Restated Warrants to purchase 44,643 shares of the Company’s common stock, issued August 30, 2011 (originally issued on November 23, 2009, as previously amended August 12, 2010)
4.4	Warrants to purchase 75,000 shares of the Company’s common stock, issued August 30, 2011
4.5	Amended and Restated Promissory Note in the principal amount of $800,000, issued August 31, 2011 (originally issued June 24, 2010)
4.6	Amended and Restated Promissory Note in the principal amount of $1,716,411, issued August 31, 2011 (originally issued June 12, 2008, as previously amended December 31, 2009 and December 31, 2010)
4.7	Amended and Restated Warrants to purchase 150,000 shares of the Company’s common stock, issued August 31, 2011 (originally issued June 12, 2008, as previously amended on December 31, 2009)
4.8	Amended and Restated Warrants to purchase 526,506 shares of the Company’s common stock, issued August 31, 2011 (originally issued December 31, 2009)
10.1	Second Amendment to Securities Purchase Agreement, dated August 30, 2011 (originally dated December 24, 2009, as amended on December 24, 2010)
10.2	Amended and Restated Pledge Agreement, dated August 30, 2011 (originally dated December 24, 2009)
10.3	Amended and Restated Irrevocable Payment Instruction, dated August 30, 2011 (originally dated December 24, 2009)
10.4	Amended and Restated Put Agreement, dated August 30, 2011 (originally dated December 24, 2009)
10.5	Letter Agreement, dated August 30, 2011
10.6	First Amendment to Loan Agreement, dated August 30, 2011 (originally dated June 24, 2010)
10.7	Third Amendment to Securities Purchase Agreement, dated August 31, 2011 (originally dated June 12, 2008, as amended on December 31, 2009 and December 31, 2010)
10.8	Pledge Agreement, dated August 31, 2011